                                                            Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
                                       to
                    Tender of Shares of Beneficial Interest
                                     of the
                           TAIWAN GREATER CHINA FUND
              Pursuant to the Purchase Offer Dated August 6, 2004

           THE PURCHASE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
                WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           SEPTEMBER 3, 2004, UNLESS THE PURCHASE OFFER IS EXTENDED.

                   THE DEPOSITARY FOR THE PURCHASE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

                                 By Registered, Certified or Express
       By First Class Mail:            Mail or Overnight Courier:                  By Hand:

  EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.    Securities Transfer and Reporting
     Attn: Corporate Actions            Attn: Corporate Actions       c/o EquiServe Trust Company, N.A.
         P.O. Box 859208                  161 Bay State Drive           100 Williams Street, 3rd Floor
       Braintree, MA 02185                Braintree, MA 02184                 New York, NY 10038

                           By Facsimile Transmission:
                                 (781) 380-3388
                        (for Eligible Institutions only)

                             Confirm by Telephone:
                         (781) 843-1833, extension 200

                              -------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. PLEASE READ
THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT.

-----------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)                         CERTIFICATES TENDERED
(IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S)                          FOR SHARES TENDERED(1)
        APPEAR(S) ON CERTIFICATE(S))                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                      TOTAL NUMBER OF SHARES
                                                                           EVIDENCED BY          NUMBER OF SHARES
                                              CERTIFICATE NUMBER(S)        CERTIFICATE             TENDERED(2)
                                              -------------------------------------------------------------------

                                              -------------------------------------------------------------------

                                              -------------------------------------------------------------------

                                              -------------------------------------------------------------------

                                              -------------------------------------------------------------------

                                              Total Shares Tendered:
                                              -------------------------------------------------------------------
 (1) Need not be completed if shares are delivered by book-entry transfer.
 (2) If you desire to tender fewer than all shares evidenced by any certificates listed, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------

    This Letter of Transmittal is to be used only:

     if you desire to effect the tender transaction yourself;

     if you intend to request to effect the transaction by book-entry transfer to any of the accounts maintained by the Depositary at The Depository Trust Company ('DTC');

     if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of beneficial interest of the Taiwan Greater China Fund (the 'Trust'), par value $0.01 per share, that you wish to tender are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; or

     by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner.

    A properly completed and duly executed Letter of Transmittal (or a photocopy bearing original signature(s) and any required signature guarantees), any certificates representing shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address printed above and must be received by the Depositary prior to 5:00 p.m., New York City time, on September 3, 2004, or such later time and date to which the Purchase Offer is extended (the 'Expiration Date').

    Shareholders are not required to pay a service charge to the Trust or the Depositary in connection with tendering their shares pursuant to the Purchase Offer, but may be charged a fee by a broker, dealer or other institution for processing their request for the Trust to purchase their shares.

    Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date may nevertheless tender their shares according to the guaranteed delivery procedure set forth in Section 2 of the Purchase Offer Statement. See Instruction 2.

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-------------------------------------------------------------------------------
                          SPECIAL TENDER INSTRUCTIONS
-------------------------------------------------------------------------------

  [ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with DTC and complete the following:

       Name of Tendering Institution: ________________________________________

       DTC Account Number: ___________________________________________________

       Transaction Code Number: ______________________________________________

-------------------------------------------------------------------------------

  [ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of the Registered Holder(s): __________________________________

       Window Ticket Number (if any): ________________________________________

       Date of Execution of Notice of Guaranteed Delivery: ___________________

       Name of Eligible Institution That Guaranteed Delivery: ________________

       DTC Account Number (if delivered by book-entry transfer): _____________

       Transaction Code Number (if delivered by book-entry transfer): ________

-------------------------------------------------------------------------------

  [ ]  CHECK HERE IF YOU HAVE LOST YOUR CERTIFICATE(S) FOR SHARES OF
       BENEFICIAL INTEREST IN THE TRUST AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 12.
 -------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         ODD LOTS (SEE INSTRUCTION 15)
-------------------------------------------------------------------------------

      This section is to be completed ONLY if shares are being tendered by or on behalf of a holder owning an aggregate of not more than 99 shares, all of which are being tendered. The undersigned either (check only one box):

  [ ] Is the beneficial or record owner of an aggregate of not more than 99 shares, all of which are being tendered; or

  [ ] Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) of shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 shares and is tendering all of such shares;

  and, in either case, hereby represents that this information is true and correct as to the undersigned.
-------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Taiwan Greater China Fund, a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end investment company (the 'Trust'), the above-described shares of beneficial interest, par value $0.01 per share, of the Trust, at 99% of the Trust's net asset value per share at the close of business on the Expiration Date, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Trust's Purchase Offer Statement, dated August 6, 2004 (the 'Purchase Offer Statement'), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which, as amended or supplemented from time to time, together constitute the 'Purchase Offer.'

    The undersigned recognizes that the Trust has incurred and will incur expenses associated with the Purchase Offer and that the undersigned may incur certain expenses directly. Without consideration of any potential tax consequences to a shareholder of participation in the Purchase Offer, the actual per share expenses of participation in the Purchase Offer will depend on a number of factors, including the number of shares tendered and market conditions prevailing during the process. The Purchase Offer will be a taxable transaction.

    Subject to and effective upon acceptance for payment of the shares tendered with this Letter of Transmittal in accordance with the terms of the Purchase Offer (including, if the Purchase Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to all the shares tendered hereby, or orders the registration of such shares delivered by book-entry transfer, that are purchased pursuant to the Purchase Offer and hereby irrevocably constitutes and appoints the depositary for the Purchase Offer, EquiServe Trust Company, N.A. (the 'Depositary'), the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Trust, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

     present certificates for such shares for cancellation on the Trust's books; and

     receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and conditions of the Purchase Offer.

    The undersigned hereby represents and warrants that:

     the undersigned 'owns' the shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, and has full power and authority to validly tender, sell, assign and transfer the shares tendered hereby;

     the tender of shares by the undersigned complies with Rule 14e-4;

     when and to the extent the Trust accepts the shares for purchase, the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, proxies, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     on request, the undersigned will execute and deliver any additional documents that the Depositary or the Trust deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

     the undersigned has read and agrees to all the terms of the Purchase Offer.

    The undersigned understands that, subject to the proration provisions of the Purchase Offer, all shares properly tendered and not properly withdrawn will be purchased at 99% of the Trust's net asset value per share at the close of business on the Expiration Date (or such other price that may be set forth in an amendment to the Purchase Offer), net to the seller in cash, without interest, upon the terms and subject to the conditions of the Purchase Offer, and that the Trust will return all shares not purchased, including shares not purchased because of proration.

    The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the Purchase Offer Statement and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Purchase Offer.

    The undersigned recognizes that under certain circumstances set forth in the Purchase Offer Statement the Trust may terminate or amend the Purchase Offer or may not be required to accept for payment any of the shares tendered with this Letter of Transmittal or may accept for payment, pro rata with shares tendered by other shareholders, fewer than all the shares tendered with this Letter of Transmittal (except that such proration will not apply to shareholders owning not more than 99 shares who tender all of their shares).

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Purchase Offer Statement, this tender is irrevocable.

    Unless otherwise indicated under 'Special Payment Instructions,' please issue the check for the aggregate purchase price and/or return or issue the certificate(s) evidencing any shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered.' Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the aggregate purchase price and/or the certificate(s) evidencing any shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered.' In the event that both the 'Special Delivery Instructions' and the 'Special Payment Instructions' are completed, please issue the check for the aggregate purchase price and/or issue or return the certificate(s) evidencing any shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of shares, please credit the account maintained at DTC with any shares not accepted for payment. The undersigned recognizes that the Trust has no obligation pursuant to the 'Special Payment Instructions' to transfer any shares from the name(s) of the registered holder(s) thereof if the Trust does not accept for payment any of the shares so tendered.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 4 AND 8)

  To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

  Mail
  [ ] check and/or [ ] certificate to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
                                    (STREET)
  ____________________________________________________________________________
  (CITY)                           (STATE)                          (ZIP CODE)

  Taxpayer Identification or Social Security Number: _________________________
                         (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
 -------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 5, 6, 7 AND 8)

  To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue any
  [ ] check and/or [ ] certificate to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
                                    (STREET)
  ____________________________________________________________________________
  (CITY)                           (STATE)                          (ZIP CODE)

  Taxpayer Identification or Social Security Number: _________________________
                         (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
 -------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              SIGN HERE
            AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                      (SEE INSTRUCTIONS 1 AND 5)

SIGNATURE(S) OF SHAREHOLDER(S):________________________________________________

                               ------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

Name(s):_______________________________________________________________________
                                     (PLEASE PRINT)

Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________

-------------------------------------------------------------------------------
                           (PLEASE INCLUDE ZIP CODE)

(Area Code) Telephone Number:__________________________________________________

Taxpayer Identification or Social Security Number:_____________________________
                                                      (SEE INSTRUCTION 10)

Dated: _____________________________________, 2004

                            GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

AUTHORIZED SIGNATURE:__________________________________________________________

Name:__________________________________________________________________________
                                  (PLEASE PRINT)

Capacity (full title):_________________________________________________________

Name of Firm:__________________________________________________________________
                  (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE(S))

Address:_______________________________________________________________________
                               (PLEASE INCLUDE ZIP CODE)

(Area Code) Telephone Number:__________________________________________________

Dated: _________________________________, 2004
-------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE PURCHASE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Program (each such entity being hereinafter referred to as an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of shares) of the shares tendered herewith and such owner has not completed either of the boxes entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on this Letter of Transmittal or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if:

     certificates are to be forwarded with it to the Depositary; or

     delivery of shares is to be made by book-entry transfer pursuant to the procedures specified in Section 2 of the Purchase Offer Statement.

Certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the Depositary's account at DTC, together, in each case, with a properly completed and duly executed Letter of Transmittal (or a facsimile of it), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address printed on the front page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on September 3, 2004, unless the Purchase Offer is extended (the 'Expiration Date'). Delivery of documents to DTC does not constitute delivery to the Depositary. Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date, may nevertheless tender their shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Purchase Offer Statement. Pursuant to such procedures:

     such tender must be made by or through an Eligible Institution;

     the Depositary must receive (by hand, mail or facsimile transmission), prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Trust has provided with the Purchase Offer Statement; and

     the certificates for all tendered shares in proper form for transfer (or confirmation of a book-entry transfer of all such shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or a facsimile of it) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in
     Section 2 of the Purchase Offer Statement.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    Except as provided in the Purchase Offer Statement and this Letter of Transmittal, no alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By executing this Letter of Transmittal (or a facsimile of it), each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder's tender.

    3. INADEQUATE SPACE. If the space provided in the box entitled 'Description of Shares Tendered' is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who deliver shares by book-entry transfer.) If fewer than all the shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled 'Number of Shares Tendered.' If these shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled 'Special Delivery Instructions' or 'Special Payment Instructions' on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Purchase Offer. All shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered with this Letter of Transmittal, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever;

     If any of the shares tendered with this Letter of Transmittal are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal;

     If any of the shares tendered with this Letter of Transmittal are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates;

     If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered with this Letter of Transmittal, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered with this Letter of Transmittal, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1; and

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. The Trust will pay any stock transfer taxes with respect to the transfer and sale of shares to it or to its order pursuant to the Purchase Offer. If, however, payment of the aggregate purchase price is to be made to, or certificates for shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

    7. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Trust, in its sole discretion, which determination shall be final and binding on all parties. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Purchase Offer and any defect or irregularity in the tender of any particular shares. The Trust's interpretation of the terms and conditions of the Purchase Offer (including these instructions) shall be final and binding on all parties. No tender of shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Trust, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the aggregate purchase price of any shares purchased is to be issued to, or any shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled 'Descriptions of Shares Tendered,' the boxes entitled 'Special Payment Instructions' and/or 'Special Delivery Instructions' on this Letter of Transmittal should be completed.

    9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Purchase Offer Statement, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its address or telephone number printed below.

    10. SUBSTITUTE FORM W-9. Except as provided below under 'Important Tax Information,' each tendering shareholder is required to provide the Depositary with a correct taxpayer identification number ('TIN') on the Substitute
Form W-9, which is provided under 'Important Tax Information' below. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty, and a 30% federal back up withholding tax may be imposed on the payments made to the shareholder or other payee with respect to shares purchased pursuant to the Purchase Offer.

    11. NON-U.S. SHAREHOLDER WITHHOLDING. Non-U.S. shareholders should note that the 30% U.S. withholding tax generally applicable to distributions should not apply to the proceeds payable pursuant to the Purchase Offer, provided that they have submitted to the Trust the appropriate type of Form W-8. As indicated below under 'Important Tax Information,' federal backup withholding tax may be applicable.

    12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate(s) representing part or all of your shares has been lost, stolen, mutilated or destroyed, you should promptly contact EquiServe Trust Company, N.A. in its capacity as the Trust's transfer agent for replacement share certificate(s). A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the transfer agent immediately in order to receive an affidavit of loss, to determine as to whether you will need to post a bond and to permit the timely processing of these documents.

    13. PRORATION. If more than 10,899,658 shares are duly tendered prior to the expiration of the Purchase Offer (and not timely withdrawn), the Trust will purchase shares from tendering shareholders, in accordance with the terms and conditions specified in the Purchase Offer, on a pro rata basis (disregarding fractions), in accordance with the number of shares duly tendered by each shareholder during the period the Purchase Offer is open (and not timely withdrawn), unless the Trust determines not to purchase any shares; however, the Trust will exclude from such proration and will accept all shares duly tendered by any shareholder who owns an aggregate of not more than 99 shares and who tenders all such shares by means of a Letter of Transmittal submitted by or on behalf of that shareholder. Certificates representing shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Purchase Offer, without further expense to the tendering shareholder.

    14. RESTRICTION ON SHORT SALES. Section 14(e) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to tender shares in a partial tender offer for such person's own account unless at the time of the tender, and at the time the shares are accepted for payment, the person tendering such shares has a net long position equal to or greater than the amount tendered in (i) the shares, and will deliver or cause to be delivered such shares pursuant to the Purchase Offer within the period specified in the Purchase Offer; or (ii) an equivalent security, and, upon acceptance of his or her tender, will acquire shares by conversion, exchange or exercise of such equivalent security to the extent required by the terms of the Purchase Offer, and will deliver or cause to be delivered the shares so acquired for the purpose of tendering such shares in the Purchase Offer to the Trust prior to or on the Expiration Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to a tender or guarantee of a tender on behalf of another person. The acceptance of shares by the Trust for tender will constitute a binding agreement between the tendering shareholder and the Trust, upon the terms and subject to the conditions of the Purchase Offer, including such shareholder's representation that (i) such shareholder has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the tender of such shares complies with Rule 14e-4.

    15. ODD LOTS. As described in Section 1 of the Purchase Offer Statement, the Trust will purchase all Shares validly tendered and not properly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date by any shareholder who owns an aggregate of not more than 99 shares and who tenders all such shares. This preference will not be available unless the item titled 'Odd Lots' is completed.

    FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED FROM ELIGIBLE INSTITUTIONS ONLY. SUBJECT TO THE PROCEDURES FOR GUARANTEED DELIVERY (SEE INSTRUCTION 2), THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE DELIVERED BY EACH SHAREHOLDER OF THE TRUST OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH BELOW PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. PARTICIPATION IN THE PURCHASE OFFER WILL BE A TAXABLE TRANSACTION. ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PURCHASE OFFER AND ARE ALSO URGED TO REVIEW SECTION 8 OF THE PURCHASE OFFER STATEMENT.

    Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the IRS may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to shares purchased pursuant to the Purchase Offer may be subject to 30% backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing 'exempt' across the face of the Substitute Form W-9. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions. In order for a foreign individual to qualify as an exempt recipient, the shareholder must have submitted to the Trust a Form W-8BEN or the appropriate type of Form W-8, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8BEN has been provided with this Letter of Transmittal for non-U.S. shareholders. Other types of Form W-8 can be found on the Internal Revenue Service website at www.irs.gov/formspubs/index.html.

    If backup withholding applies, the Depositary is required to withhold 30% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

           TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. PERSONS
                      INCLUDING RESIDENT ALIEN INDIVIDUALS
                              (SEE INSTRUCTION 10)

           PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

-------------------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME: ____________________
-------------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE                PART I -- PLEASE PROVIDE YOUR TAXPAYER      _____________________________________
              FORM W-9                 IDENTIFICATION NUMBER IN THE BOX AT              Social Security Number(s)
     DEPARTMENT OF THE TREASURY        RIGHT AND CERTIFY BY SIGNING AND DATING                      OR
      INTERNAL REVENUE SERVICE         BELOW. See the enclosed 'Guidelines for     _____________________________________
                                       Certification of Taxpayer                    Employer Identification Number(s)
    PAYER'S REQUEST FOR TAXPAYER       Identification Number on Substitute        (If awaiting TIN, write 'Applied For')
     IDENTIFICATION NUMBER (TIN)       Form W-9' for instructions.
 -----------------------------------------------------------------------------------------------------------------------

         PLEASE FILL IN YOUR           PART II -- Check this box if you are a U.S. payee exempt from backup withholding
       NAME AND ADDRESS BELOW         (see enclosed Guidelines) [ ]

     NAME:______________________       PART III -- CERTIFICATION

     ___________________________       UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
     ADDRESS (NUMBER AND STREET)
                                        (1) The number shown on this form is my correct taxpayer identification number (or
                                            I am waiting for a number to be issued to me), and
     ___________________________        (2) I am not subject to backup withholding either because I am exempt from backup
      CITY, STATE AND ZIP CODE              withholding, I have not been notified by the Internal Revenue Service ('IRS') that
                                            I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
                                        (3) I am a U.S. person (including a U.S. resident alien).
                                        --------------------------------------------------------------------------------------

                                        Signature:_____________________________________________________ Date:_________________
------------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION GUIDELINES -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------
                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
 Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal
 Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature:_______________________________________________________________________________________ Date:__________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      AT THE SPECIFIED RATE IN RESPECT OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED 'GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9' FOR ADDITIONAL DETAILS.

                   THE DEPOSITARY FOR THE PURCHASE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

                                      By Registered, Certified or
       By First Class Mail         Express Mail or Overnight Courier:              By Hand:

  EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.    Securities Transfer and Reporting
     Attn: Corporate Actions            Attn: Corporate Actions       c/o EquiServe Trust Company, N.A.
         P.O. Box 859208                  161 Bay State Drive           100 Williams Street, 3rd Floor
       Braintree, MA 02185                Braintree, MA 02184                 New York, NY 10038

                           By Facsimile Transmission:
                                 (781) 380-3388
                        (for Eligible Institutions only)

                             Confirm by Telephone:
                         (781) 843-1833, extension 200

    Any questions or requests for assistance or for additional copies of the Purchase Offer Statement, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other document related to the Purchase Offer may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Purchase Offer.

                THE INFORMATION AGENT FOR THE PURCHASE OFFER IS:

                    [Logo: MacKenzie Partners, Inc.]

                           105 Madison Avenue
                        New York, New York 10016
                   Email: proxy@mackenziepartners.com
                     (212) 929-5500 (call collect)
                                   or
                        TOLL-FREE (800) 322-2885